PARNASSUS FUNDS®

QUARTERLY REPORT  ¡  MARCH 31, 2012

PARNASSUS FUNDS

Parnassus FundSM	PARNX

Parnassus Equity Income FundSM – Investor Shares	PRBLX

Parnassus Equity Income Fund – Institutional Shares	PRILX

Parnassus Mid-Cap FundSM	PARMX

Parnassus Small-Cap FundSM	PARSX

Parnassus Workplace Fund®	PARWX

Parnassus Fixed-Income FundSM	PRFIX

PARNASSUS FUNDS	Quarterly Report • Q1 2012

May 7, 2012

Dear Shareholder:

After a difficult year in 2011, the stock market has come roaring back in the first quarter of 2012. The Parnassus Fund led the way with a gain of 17.54% followed by 16.98% for the Parnassus Small-Cap Fund and 15.28% for the Parnassus Workplace Fund. The Parnassus Mid-Cap Fund held its own with a gain of 12.38%. The Equity Income Fund only gained 7.62%. It is a more defensive fund, so it lags in up markets, but usually doesn’t go down as much in bad markets. I think you’ll find that our shareholder reports make for interesting reading.

The economy is looking better now, with average job growth above 200,000 for the last five months. It also appears that home prices are stabilizing. The economy has been growing since 2009, but at a slow pace. I’m hopeful that GDP growth will pick up, and we’ll have a lot more Americans working by the end of the year. No matter what the economy does, we’ll work hard to find good investments and provide you with attractive returns.

New Team Members

Joining our Shareholder Services staff is Rebecca Diaz. She has over twenty years of experience at Charles Schwab with their foreign dividends distribution and corporate action departments. Rebecca is a graduate of City College of San Francisco. In her spare time, she enjoys volunteering at schools, churches and animal shelters.

Kevin Mikami has joined us as a Sales & Marketing Intern. He is a graduate of San Francisco State University, with a B.S. in Business Administration and a concentration in finance. He’s currently working on a Certificate in Wealth Management at the University of California, Berkeley. While at San Francisco State University, he served as the V.P. Director of Finance for the student government group, Associate Students, Incorporated. His previous experience in financial services includes working within the Wealth Management group at Merrill Lynch and the Service Requests and Card Services teams at Bank of America in San Francisco. In his free time, he’s a volunteer at the Acute Rehabilitation Center at California Pacific Medical Center.

I would like to conclude by thanking all of you for investing in the Parnassus Funds.

Yours truly,

Jerome L. Dodson

President

Quarterly Report • Q1 2012	PARNASSUS FUNDS

PARNASSUS FUND

Ticker: PARNX

As of March 31, 2012, the net asset value per share (“NAV”) of the Parnassus Fund was $41.41, so the total return for the quarter was 17.54%. This compares to 12.58% for the S&P 500 Index (“S&P 500”) and 12.46% for the Lipper Multi-Cap Core Average, which represents the average multi-cap core fund followed by Lipper (“Lipper average”). For the quarter, the Fund was up about five percentage points over both of the benchmarks. Most of our strong gains can be attributed to a “bounce-back” phenomenon. The Fund underperformed last year, losing about 5%, and this drop pushed our stocks into undervalued territory. As the economy got stronger late last year and early this year, our stocks snapped back, giving us a good return.

Below is a table comparing the Parnassus Fund with the S&P 500 and the Lipper average over the past one-, three-, five- and ten-year periods. You’ll notice that we’re behind the S&P 500 for the one-year period, but ahead of the Lipper average. We’re well ahead of both indices for the three- and five-year periods.

Company Analysis

Five companies made the biggest contributions to the quarter’s strong performance, each adding 42¢ or more to the value of each fund share. Homebuilder PulteGroup soared 40.3% from $6.31 to $8.85, which added a substantial 55¢ to each Parnassus Fund share. More jobs, the improving economy and higher home sales pushed all homebuilder stocks higher.

Parnassus Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended March 31, 2012

Parnassus Fund	6.37	24.97	5.82	3.46	0.94	0.94

S&P 500 Index	8.51	23.38	2.01	4.11	NA	NA

Lipper Multi-Cap Core Average	2.95	22.67	1.21	4.55	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Composite Stock Index (also known as the S&P 500) is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Prior to May 1, 2004, the Parnassus Fund charged a sales load (maximum of 3.5%), which is not reflected in the total return calculations. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2012, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.99% of net assets, exclusive of acquired fund fees, until May 1, 2013. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

Ciena Corporation, a maker of optical equipment for use in telecommunications networks, added 53¢ to the NAV, as its stock shot up 33.8% from $12.10 to $16.19. The stock had a difficult time in 2011 when the big telecom service-providers delayed capital expenditures. Orders have since picked up, since the service-providers need to make big investments in order to keep up with the exploding amount and complexity of data being sent over their networks.

Like Ciena, Finisar makes optical equipment for telecommunications networks, and its stock contributed 47¢ to each fund share, rising from $16.75 to $20.15 during the quarter. In previous reports, I wrote about reduced orders at Finisar because of excess inventory building up with customers. That inventory seems to have declined to normal levels, so investors are anticipating that telecom service-providers will have to increase their equipment purchases to meet the demand for bandwidth.

Shares of San Francisco-based Wells Fargo climbed 23.9% from $27.56 to $34.14, adding 45¢ to the Fund’s NAV. The bank is reaping the rewards of prudent lending-decisions made during the boom years, and is using its healthy balance sheet to take market share from weakened competitors who are saddled with bad loans. Wells Fargo now originates 30% of all mortgages in America and will benefit enormously as the housing market recovers.

PARNASSUS FUNDS	Quarterly Report • Q1 2012

Qualcomm, a provider of software and semiconductors used in cellular telephones, soared 24.4% during the quarter from $54.70 to $68.02, contributing 41¢ to each fund share. The company is hitting on all cylinders, as it beat earnings expectations last quarter. Its licensing division is benefiting from the growth in smart phones and tablets, while its semiconductor division won a contract for the baseband chip for the Apple iPhone 4S.

Outlook and Strategy

Note: This section represents the thoughts of Jerome L. Dodson and applies to the three funds that he manages, the Parnassus Fund, the Parnassus Workplace Fund and the Parnassus Small-Cap Fund. The other portfolio managers discuss their thoughts in their respective reports.

A large portion of our positive activities depend on spontaneous optimism rather than mathematical expectations…Most of our decisions to do something positive, the full consequences of which will be drawn out over many days to come, can only be taken as the result of animal spirits --- a spontaneous urge to action or inaction, and not as the outcome of a weighted average of quantitative benefits multiplied by quantitative probabilities. --- John Maynard Keynes

I have always admired John Maynard Keynes for his keen understanding of the reality of economic activity. The above quote comes from his 1936 book, The General Theory of Employment, Interest and Money. In 1936, much more than today, the economy was mired in economic difficulties, and it was hard to get businesses and consumers to take economic action to pull the nation out of the slump now known as the Great Depression. Much like today, bankers were reluctant to lend, consumers were reluctant to spend, people were reluctant to buy houses and businesses were reluctant to invest. Keynes’ argument was that when there weren’t enough animal spirits around, the government would have to take action to prime the pump and get economic activity going again. He indicated, though, that government action was not enough, because economic growth required private economic activity to keep things moving.

We’re certainly not in a depression now and we’re not even in a recession, but economic activity is weak, and we’re not having the robust recovery that normally follows a recession. What’s surprising is that all the elements are in place for a resumption of strong economic activity but we just can’t get started. Corporate earnings are strong and growing, there’s a lot of cash on corporate balance sheets, housing prices are low and so are interest rates. Inflation is low, a lot of people are looking for work and banks have money available.

Normally, housing leads the economy out of a recession. When interest rates and home prices are low, people usually start buying houses. When people buy houses, construction jobs are created. When a family buys a house, they purchase a lot of other things at the same time such as furniture, home appliances, building materials, landscape items, pots and pans, dishes, drapes and rugs. The purchase of these items creates more jobs, so more people are working, more people have money and they buy more things. This creates a virtuous circle.

This time, though, it’s not working --- at least not to any great degree. The questions I pose to myself are: Why aren’t people buying homes and all that other stuff? Why aren’t bankers lending more? Why aren’t corporations using more of that money to invest? Why aren’t employers hiring more of those people who are looking for work?

The answer, I think, lies more in the realm of psychology than it does in the realm of finance and economics. It goes back to the animal spirits described by Lord Keynes. We’ve just come through a terrible economic time --- the worst since the Great Depression. Large corporations and

Parnassus Fund as of March 31, 2012 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • Q1 2012	PARNASSUS FUNDS

financial institutions have gone bankrupt, the financial system teetered on the brink of insolvency, millions of houses have gone into foreclosure and unemployment rose above 10% as the economy lost seven million jobs. This is a traumatic experience and the psychological damage has not been easy to repair. Bankers who made home loans to anyone who was breathing in 2007 are now reluctant to make loans even to people who are good credit risks. Corporations want to hang onto their cash instead of investing it, because of concerns that they might not be able to sell the increased goods or services that they would produce. Even if they could qualify for a loan, many people don’t want to make a financial commitment to buy a house, if they are afraid of being laid off like seven million other people were.

At some point, though, the animal spirits will return. I don’t know for sure when, but I think it will be this year. The economy has picked up somewhat with the GDP going from 1.8% growth in the third quarter of 2011 to 3.0% in the fourth quarter of 2011. The most important number, though, is the jobs number. For the five months from November of 2011 through March of 2012, the economy has produced an average of 200,000 net new jobs per month. This should be enough to get the economy moving again. People who have jobs buy homes and all that other stuff, and this should help start the virtuous circle.

Even with the big first-quarter gain in the stock market, equities are trading at relatively low valuations. I think the stock market will follow the economy higher. It will not, however, be an uninterrupted move upward. I’m expecting a lot of volatility --- much more than usual. The headlines will be mixed and with each bad number, the market will move down a lot. Almost anything can trigger this: bad economic news from Europe, trouble in the Middle East, hints of inflation and higher interest rates or increased government deficits at home and abroad. Because of the terrible economic conditions we’ve just been through, investors are nervous, and that means much more volatility than usual.

We’ll continue to look for good companies to invest in, and when we find them, we’ll try to make volatility our friend by purchasing their shares on weakness. I’ll try to get you to the right destination, but there will be a lot of bumps in the road.

Yours truly,

Jerome L. Dodson

Portfolio Manager

PARNASSUS FUNDS	Quarterly Report • Q1 2012

PARNASSUS EQUITY INCOME FUND

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of March 31, 2012, the NAV of the Parnassus Equity Income Fund-Investor Shares was $28.28. After taking dividends into account, the total return for the first quarter was 7.62%. This compares to an increase of 12.58% for the S&P 500 Index (“S&P 500”) and an increase of 8.76% for the Lipper Equity Income Fund Average, which represents the average equity income fund followed by Lipper (“Lipper average”).

In a normal start to the year, I’d be very pleased with a quarterly return of 7.62%. This time, I’m disappointed because the Fund significantly underperformed the S&P 500, which registered its best first quarter return since 1998. Stocks soared, as

Parnassus Equity Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended March 31, 2012

Parnassus Equity Income Fund Investor Shares	5.46	20.44	5.74	6.76	0.94	0.94

Parnassus Equity Income Fund Institutional Shares	5.73	20.67	5.97	6.89	0.70	0.70

S&P 500 Index	8.51	23.38	2.01	4.11	NA	NA

Lipper Equity Income Fund Average	5.97	21.58	1.79	4.99	NA	NA

The total return for the Parnassus Equity Income Fund-Institutional Shares from commencement (April 28, 2006) was 6.93%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Equity Income Fund-Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. On March 31, 1998, the Fund changed its investment objective from a balanced portfolio to an equity income portfolio. Before investing, an investor should carefully consider the investment objectives, risk, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated, May 1, 2012, Parnassus Investments has contractually agreed to limit the total operating expenses to 0.99% and 0.78% of net assets, exclusive of acquired fund fees, through May 1, 2013 for the Investor Shares and Institutional Shares, respectively. These limitations may be continued indefinitely by the Adviser on a year-to-year basis.

concerns eased over the European debt crisis and the U.S. economy showed signs of recovery.

Our investment strategy is to own undervalued, high-quality companies with sustainable competitive advantages and strong growth prospects. Given this quality bias, we often lag in quarters when the stock market rises rapidly. Although the Fund lagged its benchmarks for the one- and three-year periods, our five- and ten-year returns beat the S&P 500 by a substantial margin.

To the left is a table that compares the performance of the Fund with that of the S&P 500 and the Lipper average. Average annual total returns are for the one-, three-, five-, and ten-year periods.

Manager Promotion Announcement

I’m very excited to announce that Ben Allen will join me as Portfolio Manager of the Parnassus Equity Income Fund beginning May 1st. At that time, I will assume the title of Lead Portfolio Manager. Ben has the right temperament, intellect and investment skills to help me manage the Fund.

Ben was born and raised in Massachusetts, and graduated from Georgetown University with a bachelor’s degree in government. After college, he gained valuable skills and experience working in Morgan Stanley’s investment banking and venture capital units. In the spring of 2004, I had the good fortune of receiving a call from Ben to discuss our Parnassus research intern program. That introductory call turned out to be an engaging talk that lasted almost two hours! Our conversation spanned a wide variety of topics, including the stock market, politics, history and baseball. I was extremely impressed with his intellect and his wide range of interests. After completing the first year of his MBA program at University of California, Berkeley Haas School of Business, Ben joined the firm as an intern. Shortly after his internship ended, the Boston Red Sox finally won the World Series after an 86 year drought, just as Ben predicted on our first call!

Quarterly Report • Q1 2012	PARNASSUS FUNDS

Upon graduation in 2005, Ben started full-time as a research analyst at Parnassus. In an increasingly complex world, he demonstrated a great ability to focus on what’s important, avoid risks and think independently. In 2008, Ben succeeded me as Director of Research and became a portfolio manager of the Parnassus Mid-Cap Fund. He has performed exceptionally well in both those positions.

Ben is happily married with three young children and has an abiding concern for future generations, the environment and society at large. Given his talents and the growing size of the Parnassus Equity Income Fund, I feel the timing is right to add Ben as Portfolio Manager. I’m confident that together we can continue the strong long-term track record of the Fund.

First Quarter Review

The biggest contributor to our underperformance during the first quarter was the technology sector, which trimmed 225 basis points (one basis point equals 0.01%) off our return relative to the S&P 500. We didn’t own Apple, which jumped over 50% during the quarter and reduced our return relative to the index by an amazing 107 basis points. I’ve avoided Apple over the years, because of concerns that their string of hot new products would slow, and profit margins would shrink due to competition. Unfortunately, I’ve been wrong as Apple has done far better than I anticipated. Apple is clearly a fantastic company, but at a market capitalization close to $600 billion, I don’t think it’s currently undervalued.

There have been two significant changes to our technology investments since the last report; I sold our Hewlett Packard (HP) position and bought shares of semiconductor equipment-maker Applied Materials. My key concern regarding HP is that its printing and PC businesses face secular headwinds. On the other hand, Applied Materials has sustainable long-term competitive advantages and is undervalued due to cyclical weakness in its solar and display segments. Going forward, Applied Materials should outperform HP.

The Fund had three other sources of meaningful underperformance in the quarter. First, our cash position averaged 7%, which trimmed our return by 81 basis points versus the S&P 500. Our cash position typically ranges from 1% to 10%, and is a function of timing differences between buy and sell decisions. Second, our utility stocks reduced our return by 72 basis points versus the S&P 500. While the Fund’s utility investments offer attractive long-term growth and income, they clearly weren’t in favor during the first quarter, as compared to companies in higher growth sectors. Finally, the financial services sector reduced our return by 66 basis points versus the benchmark. This group performed very well last quarter, and the Fund was underweight the sector.

Company Analysis

The Fund had four stocks that reduced the value of each Fund share by at least 2¢. While these stocks had a modest impact on the NAV, they are worth reviewing because they meaningfully trailed the soaring index during the quarter, and therefore contributed to our relative underperformance. The biggest loser was Iron Mountain, the leader in document storage services, which dropped 6.5% from $30.80 to $28.80 and reduced the NAV by 3¢. The stock went down after management reduced its guidance for 2012 earnings. I’m not overly concerned about this because the reduction was caused by temporary factors out of the company’s control: a lower than expected price for paper and the weak euro.

Parnassus Equity Income Fund as of March 31, 2012 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Quarterly Report • Q1 2012

Iron Mountain has a terrific competitive position and loyal customers, and is keenly focused on returning capital to shareholders in the form of stock buybacks and dividends. Since announcing its shareholder payout plan in the spring of 2011, the company has returned $1.2 billion, and promised to return another $1 billion by the end of 2013. The company is also investigating the possibility of converting to a real estate investment trust (REIT), a corporate structure that would enable shareholders to reduce taxes and receive higher dividends.

The next three underperformers are all utilities with terrific competitive positions and high dividend yields. As mentioned above, utility stocks across the board performed very poorly in the first quarter, and ours were no exception. AGL Resources, a natural gas distribution company, cost the Fund 2¢, as its shares dropped 7.2% from $42.26 to $39.22. During the quarter, the company reported weak results from its retail segment, which markets natural gas to residential, commercial and industrial customers. Due to the sluggish economy and warm weather, the demand for natural gas was low. AGL’s storage division has also been weak of late. Customers will pay high rates to store natural gas only if they think the commodity’s price will go up. In recent quarters, the price trend has been down, so the natural gas storage business is depressed.

A weak economy, warm weather and the storage issue also hurt Northwest Natural Gas, an Oregon-based provider of natural gas distribution and storage services. The stock sank 5.3% in the quarter, going from $47.93 to $45.40, and sliced 2¢ off the NAV. In spite of the current problems facing the company, I’m excited about its long-term prospects. Northwest Natural Gas once again scored in the top two for customer satisfaction in last year’s national survey conducted by J.D. Power and Associates, and it signed a 5-year $250 million investment agreement to secure low-cost gas for its customers for the next 30 years. Further highlighting the long-term nature of this investment, the company announced last November that it would increase its dividend, keeping alive its now 56-year streak of dividend growth.

The third utility that hurt our performance was Questar, which dropped 3.0% from $19.86 to $19.26, and reduced the NAV by 2¢. This Rockies-based holding company operates a natural gas pipeline and storage business, a regulated utility and a subsidiary called Wexpro, which produces low-cost natural gas for its utility affiliate. Other than an increase in pension expenses, the company actually performed well during the quarter, even though the stock price went down.

The Fund had three big winners that each added at least 13¢ cents to the Fund’s NAV. Charles Schwab, the San Francisco-based discount brokerage, was the Fund’s biggest winner, adding 21¢ to the NAV. The stock climbed 27.6% from $11.26 to $14.37, mostly on hopes that interest rates will move up as the economic recovery gathers steam. In a low rate environment, such as the one we’re in currently, Charles Schwab can’t earn enough on its assets under management to achieve its full earnings potential. I didn’t sell any shares during the quarter, even after the big upswing, because I like the company’s long-term strategy for growth and its differentiated suite of services.

Gilead Sciences, the biopharmaceuticals business that specializes in medicines to treat HIV/AIDS and liver diseases, added 21¢ to the NAV during the quarter, as its stock jumped 19.4% from $40.93 to $48.85. In November of last year, Gilead announced that it would acquire Pharmasset, a company with an extremely valuable pipeline of drugs to treat chronic hepatitis C virus (HCV). In early February, the stock jumped when the company released positive clinical data for its most promising HCV drug, GS-7977, as well as progress in its well established HIV/AIDS franchise. Even though the stock dropped two weeks later on disappointing results from another GS-7977-related trial, it still posted a significant gain for the quarter.

Qualcomm, a maker of software and semiconductors for mobile devices, climbed 24.4% from $54.70 to $68.02, boosting each Fund share by 13¢. I originally bought Qualcomm because its software licensing business has an amazing competitive position and benefits from the proliferation of mobile devices, such as smart phones and tablet computers, such as the iPad. At the time, I had modest expectations for the company’s semiconductor business. Fortunately, chip sales have been growing very well recently, with one of its key products being used in the new Apple iPhone 4S. These positive business trends have translated into growing free cash flow, which the company is using to fund a recently announced 16% dividend increase and a $4 billion stock buyback plan.

Outlook and Strategy

Neither my outlook nor my strategy has changed meaningfully since the beginning of the year. While there has been some improvement in economic data in the U.S., and the European Central Bank has acted aggressively to ease its continent’s debt woes, I still think the range of outcomes for the global economy in 2012 is unusually wide. Risk management is at the core of

Quarterly Report • Q1 2012	PARNASSUS FUNDS

the Fund’s strategy, so I’ve positioned the portfolio to limit the downside if the economy continues to grow below its potential. If the stock market keeps going up, the Fund should deliver attractive returns, even with its risk-averse posture, because our portfolio companies have terrific business prospects.

An old adage that summarizes my concerns about the economy and financial markets is “there’s no such thing as a free lunch.” This common-sense idea applies now because our central bank and federal government have provided a staggering amount of “free” lunches since the credit crisis erupted in late 2008. Our Federal Reserve bankers have driven down interest rates to extremely low levels, to the benefit of mortgage holders in need of refinancing and corporations that use debt to fund their operations. Meanwhile, our representatives in Washington have chalked up an unprecedented $4 trillion in deficit spending in just the last three fiscal years. These combined actions have clearly boosted economic activity since the Great Recession ended, and most importantly, helped millions of people who have suffered through a tepid recovery.

Some of the cost of these benefits is already being borne by savers and people living on a fixed income. These groups are collecting a much lower yield on their investments as a result of the Federal Reserve’s loose monetary policy. Their pain is further compounded by the fact that the prices of vital goods like food and gasoline are rising, while their incomes are shrinking.

The good news is that our Fund is full of companies that produce attractive, growing yields, and have characteristics that should protect them against inflation. The key factor that my team analyzes with regard to a dividend-yielding company is the predictability and growth prospects of its free cash flow. With regard to inflation protection, we look for companies that can raise their prices enough to offset any increase in their costs. To maintain pricing power over the long-run, a company has to have meaningful and sustainable competitive advantages over their competitors.

The Fund owns 44 companies, and they offer attractive risk-reward characteristics. Included in this number are five new holdings, which operate in a diverse set of industries: Walgreen, Shaw Communication, PepsiCo, Applied Materials and Compass Minerals. I’m confident that our Fund will preserve its strong, long-term track record of risk-adjusted returns. I thank you for your investment in the Parnassus Equity Income Fund.

Highest regards,

Todd C. Ahlsten

Portfolio Manager

PARNASSUS FUNDS	Quarterly Report • Q1 2012

PARNASSUS MID-CAP FUND

Ticker: PARMX

As of March 31, 2012, the NAV of the Parnassus Mid-Cap Fund was $19.88, so the total return for the quarter was a gain of 12.38%. This compares to a gain of 12.94% for the Russell Midcap Index (the “Russell”) and a gain of 12.46% for the average multi-cap core fund followed by Lipper (the “Lipper average”). We’re pleased with the Fund’s double-digit rise this quarter, even though it fell slightly behind its benchmarks.

The Fund’s long-term performance remains excellent. The Fund has outperformed its Lipper peers in the one-, three- and five-year periods and for the period since inception, and the Russell in the one- and five-year periods. Under the current team’s tenure, which began on October 1, 2008, the Fund has returned 11.51% per year, versus 7.50% for its Lipper peers and 10.65% for the Russell.

Below is a table comparing the Parnassus Mid-Cap Fund with the Russell and the Lipper average for the one-, three- and five-year periods and for the period since inception on April 29, 2005.

First Quarter Review

Domestic equity markets soared in the first quarter, with all indices posting double-digit gains. This is a welcome start to the year, considering last year’s market volatility and lackluster performance. It seems that the unusually warm winter weather combined with a general lack of bad news put investors in a buying mood: they bid stocks up through the quarter, and

Parnassus Mid-Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception on April 29, 2005	Gross Expense Ratio	Net Expense Ratio
for periods ended March 31, 2012

Parnassus Mid-Cap Fund	4.91	26.78	5.96	7.16	1.24	1.20

Russell Midcap Index	3.31	29.10	3.02	7.30	NA	NA

Lipper Multi-Cap Core Average	2.95	22.67	1.21	4.94	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2012, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2013. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

shrugged off concerns about the slowing Chinese economy and European sovereign debt.

Mid-cap stocks had an especially strong quarter, as the Russell rose 12.94%, ahead of the small-cap Russell 2000 Index’s 12.44% and the large-cap S&P 500 Index’s 12.58%. The Fund also went up a lot, gaining 12.38%, just a little behind its Lipper peers’ 12.46% return. Even though our return is slightly behind both benchmarks this quarter, we’re pleased that the Fund participated to such a great extent in the rally and provided a large gain for investors. We are not too concerned with the underperformance, because the market’s first quarter jump was driven by appreciation in risky assets, and the Fund’s long-term strategy for outperformance is to own less risky companies, with larger market values and higher returns on capital.

As usual, stock selection had a greater influence on the Fund’s return than sector allocation. Good stock picking in the financial and energy sectors helped us the most this quarter, while poor stock picking in healthcare hurt the Fund. Our information technology stock picks didn’t go up as much as the index, but we gained ground by being overweighted this sector, relative to the Russell. The Fund’s overweighted positions in the industrial and healthcare sectors were also positive allocation decisions for the quarter. The Fund lost ground in the quarter by owning fewer consumer discretionary and financial stocks than the index, which performed relatively well.

Quarterly Report • Q1 2012	PARNASSUS FUNDS

Company Analysis

Three stocks added at least 16¢ to the Fund’s NAV in the first quarter of 2012. The biggest winner was business analytics leader Teradata, which added 18¢ to each fund share, as its stock surged 40.5% from $48.51 to $68.15. Strong enterprise demand for data analytics software boosted Teradata’s profits during the quarter. The company saw a pick-up of sales most notably with its communications and financial customers, spurred by the explosion of mobile and web data. We believe the company is on track to deliver strong earnings growth with its innovative new data warehouse products, expansion into the mid-market and strong share buyback program.

First Horizon, a Tennessee-based bank, added 17¢ to the NAV, as its stock rose 29.8% from $8.00 to $10.38. After a difficult first nine months in 2011, the stock has come roaring back, as the bank’s national mortgage and home equity loan losses continue to improve, and a timely share buyback reminded investors of its very strong capital position. We believed that the market was overly punishing the stock in 2011, and we took the opportunity to add to our position at bargain-basement prices. The bank has strong core earnings power and a management team that is committed to building shareholder value, and we believe that significant upside remains in the shares.

Pentair sells water filtration systems and thermal protection for electrical systems. Its stock went up 43.0% during the quarter, from $33.29 to $47.61, adding 16¢ to each Fund share. The stock jumped because the company announced it would combine its business with Tyco’s flow control business unit. Tyco Flow Control makes valves and controls for the energy and industrial sectors as well as pipes for water systems. The combined company will be a global leader in flow, filtration and equipment protection, with leading positions in high-growth geographies and end-markets.

The Fund had three stocks that reduced the value of each Fund share by 2¢ or more. The biggest loser was natural gas producer Ultra Petroleum, which lost 23.6%, as its stock dropped from $29.63 to $22.63 to drive down the NAV by 4¢. A glut of natural gas and unusually warm temperatures caused natural gas prices to tumble 28.9% during the quarter, from $3.02 to $2.15 per million British thermal unit, to the lowest level in a decade. The stock fell after Ultra cut back its drilling program and lowered earnings expectations in response to weak natural gas prices. Ultra shares are trading at a very depressed valuation, but should move higher as natural gas prices recover.

Iron Mountain, the leader in document storage services, dropped 6.5%, from $30.80 to $28.80, cutting 3¢ from the NAV. The stock dropped after the company reduced its guidance for 2012 earnings. A lower than expected price for paper is hurting the company’s recycling business, and the weak euro is dragging down the value of profits made in Europe. We’re not too concerned about these short-term events, since the company has a terrific competitive position and is committed to returning capital to shareholders in the form of stock buybacks and dividends. Also, by the end of the second quarter, we’ll find out if the company will convert to a real estate investment trust (REIT), a corporate structure that will reduce taxes at the corporate level and enable shareholders to receive higher dividends.

AGL Resources, a natural gas distribution company, fell 7.2% during the quarter from $42.26 to $39.22, taking 2¢ from the NAV. Unusually warm weather drove down customer usage which caused earnings results to fall short of expectations. Demand for its gas storage services also slumped, as natural gas prices fell to a 10-year low. We believe the stock will move higher, as the company benefits from a favorable rate case structure and long-term customer contracts.

Parnassus Mid-Cap Fund as of March 31, 2012 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

PARNASSUS FUNDS	Quarterly Report • Q1 2012

Outlook and Strategy

The best economic news to come out of the United States this quarter was job creation. The massive government stimulus of the past few years seems to be working because the private sector is adding jobs, the unemployment rate is coming down and consumer confidence is moving higher. We’re hopeful that these stabilizing trends have created enough sparks to enable the economy to stand on its own two feet, without the help of the government.

At the same time, we look at the Russell, up an amazing 159% from its March 2009 lows, and wonder if enough has changed for the market to have moved so high so fast. Yes, the banks are more stable, the consumer is strengthening, the housing market isn’t getting any worse, corporate earnings have recovered, and market multiples are reasonable, but it seems that investors have turned a blind eye to potential market disrupting pitfalls.

Many investors aren’t considering the cost of the bailout and stimulus: an escalating budget deficit and debt load. There are also the issues of moderating corporate earnings growth, potential high inflation here in the United States, slowing economic growth in China, continuing debt worries in the Euro zone and a potential military conflict involving Iran. So, while the market had a great first quarter, we don’t see a smooth ride ahead.

The Fund’s positioning continues to be cautious, with a focus on owning quality issues that are larger, less-leveraged, and have higher returns on capital than the Russell as a whole. This positioning is the result of our bottom-up investment process, which focuses us on companies with attractive growth rates, competitive positions, management teams and valuations. These companies should do better than their peers over time regardless of the economic environment.

We continue to be underweight in the consumer discretionary and financial sectors relative to the Russell, because few companies currently meet our competitive advantage, risk and valuation criteria. We remain overweight in the information technology and industrial sectors relative to the Russell, owning businesses that are increasing their share in growing markets due to competitive advantages and competent management teams. We are fully invested, with an eye on protecting shareholder capital in down markets and participating in up markets.

In other news, Ben Allen will be stepping down from the Fund’s portfolio management team on May 1 of this year, because he is joining Todd Ahlsten in managing the Parnassus Equity Income Fund. Since Ben is also the Director of Research, and because Parnassus has a team-oriented, collaborative culture, he will continue to influence the Fund’s research process and holdings. As always, we remain committed to our investment process, which is the cornerstone of our long-term strategy for outperformance.

Thank you for your investment.

Yours truly,

Matthew D. Gershuny	Benjamin E. Allen	Lori A. Keith
Portfolio Manager	Portfolio Manager	Portfolio Manager

Quarterly Report • Q1 2012	PARNASSUS FUNDS

PARNASSUS SMALL-CAP FUND

Ticker: PARSX

As of March 31, 2012, the NAV of the Parnassus Small-Cap Fund was $23.49, so the total return for the quarter was 16.98%. By comparison, the Russell 2000 Index (“Russell 2000”) of smaller companies was up 12.44%, while the Lipper Small-Cap Core Average, which represents the average small-cap core fund followed by Lipper (“Lipper average”), was up 11.99%. The Small-Cap Fund’s strong performance marks a comeback for the Fund after a difficult year in 2011. We beat the Russell 2000 by more than four percentage points, and we beat the Lipper average by almost five percentage points.

Below is a table comparing the performance of the Parnassus Small-Cap Fund with the Russell 2000 and the Lipper average over the one-, three-, and five-year periods and the period since inception. As you can see from the table, we’re lagging the benchmarks for the one-year period, because of our difficult 2011, but we’re ahead of the indices for the three-year period, and we’re substantially ahead of our benchmarks for the five-year period and for the period since inception.

Company Analysis

Five companies had the strongest impact on the Fund’s performance; each one added 21¢ or more to the NAV. The biggest winner was EZchip Semiconductor, a designer of semiconductors used in data centers, enterprise networks and telecommunications equipment. The stock rose an amazing 53.0% from $28.33 to $43.33, boosting the price of each fund share by 31¢. EZchip provides Ethernet processors for networking equipment in local area networks (LANs). As companies

Parnassus Small-Cap Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception April 29, 2005	Gross Expense Ratio	Net Expense Ratio
for periods ended March 31, 2012

Parnassus Small-Cap Fund	-4.69	28.39	7.37	9.11	1.22	1.20

Russell 2000 Index	-0.18	26.88	2.13	6.74	NA	NA

Lipper Small-Cap Core Average	0.15	26.97	2.24	6.55	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 2000 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Small-cap companies can be particularly sensitive to changing economic conditions and have fewer financial resources than large-cap companies. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2012, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2013. This limitation may be continued indefinitely by the Adviser on a year-to year basis.

have more and more data to move around their LANs, speed, reliability and functionality become increasingly important. Because the company’s high-quality network processors meet this need, there has been a strong and growing demand for its products, which has meant higher earnings.

Finisar makes optical equipment for telecommunications networks, and its stock contributed 30¢ to each fund share, as it rose from $16.75 to $20.15 during the quarter. In previous reports, I wrote about reduced orders at Finisar, because of excess inventory building up with customers. That inventory seems to have declined to normal levels, so investors are anticipating that telecom service-providers will have to increase their equipment purchases to meet the demand for bandwidth.

Homebuilder PulteGroup soared 40.3% from $6.31 to $8.85, while adding 26¢ to each fund share. More jobs, the improving economy and higher home sales pushed all homebuilder stocks higher.

First Horizon, a Tennessee-based bank, added 23¢ to the NAV, as its stock came roaring back from a depressed level during a difficult period, climbing 29.8% from $8.00 to $10.38. The bank faced problems in the 2007-through-late 2011 time frame, because of a poorly-timed expansion outside of Tennessee with construction loans, mortgages and home-equity lending; a high percentage of these loans went bad. It appears that the losses from these loans have been contained

PARNASSUS FUNDS	Quarterly Report • Q1 2012

and the bank has strengthened its balance sheet. The Fund was able to acquire its shares at bargain-basement prices, so our shareholders have benefited. We think the bank has strong earnings power, and the current management team has learned a lesson from its predecessors’ disastrous out-of-state forays, and is committed to building shareholder value.

Ciena Corporation, a maker of optical equipment for use in telecommunications networks, added 21¢ to the NAV, as its stock shot up 33.8% from $12.10 to $16.19. The stock had a difficult time in 2011, as the big telecom service-providers delayed capital expenditures. Orders have since picked up, as the service-providers need to make big investments to keep up with the explosion in the amount and complexity of the data being sent over networks.

Yours truly,

Jerome L. Dodson

Portfolio Manager

Parnassus Small-Cap Fund as of March 31, 2012 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • Q1 2012	PARNASSUS FUNDS

PARNASSUS WORKPLACE FUND

Ticker: PARWX

As of March 31, 2012, the NAV of the Parnassus Workplace Fund was $22.64, so the total return for the quarter was 15.28%. This compares to a gain of 12.58% for the S&P 500 Index (“S&P 500”) and 12.43% for the Lipper Large-Cap Core Average, which represents the average large-cap core fund followed by Lipper (“Lipper average”). The Workplace Fund had a very good quarter, beating both of its benchmarks by a substantial margin.

Below is a table comparing the Parnassus Workplace Fund with the S&P 500 and the Lipper average for the past one-, three- and five-year periods, as well as for the period since inception. You can see from the table that the Workplace Fund beat the Lipper average for all time periods and it also beat the S&P 500 for all time periods except for the one-year return. The Fund has a remarkable track record. For the past five years, the Workplace Fund has the third best record of the 820 large-cap core funds followed by Lipper.1 The Workplace Fund is also the best-performing of all the Parnassus Funds for the period since inception almost seven years ago.

The philosophy behind the Parnassus Workplace Fund is that good workplaces make for good businesses and good businesses will ultimately give shareholders good returns. For the past seven years, the Parnassus Workplace Fund has shown this to be true. We think that good workplaces attract the best employees and that the best employees are able to infuse businesses with creativity and innovation, enabling them to prosper and grow.

Parnassus Workplace Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Since Inception April 29, 2005	Gross Expense Ratio	Net Expense Ratio
for periods ended March 31, 2012

Parnassus Workplace Fund	7.32	27.79	9.07	9.12	1.16	1.16

S&P 500 Index	8.51	23.38	2.01	5.05	NA	NA

Lipper Large-Cap Core Average	5.99	21.25	1.34	4.52	NA	NA

[1]	For the one- and three-year periods and the period since inception, the Parnassus Workplace Fund finished respectively #423 of 1046 funds, #30 of 938 funds and #8 of 697 funds.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2012, Parnassus Investments has contractually agreed to limit the total operating expenses to 1.20% of net assets, exclusive of acquired fund fees, until May 1, 2013. This limitation may be continued indefinitely by the Adviser on a year-to-year basis.

Company Analysis

Four companies made the most significant contributions to the Fund’s strong quarter, with each of them adding 21¢ or more to the value of each fund share. The biggest winner was Seagate Technology, a maker of hard-disk drives, whose stock soared an amazing 64.3% from $16.40 to $26.95, while contributing 23¢ to each fund share. Despite some component shortages due to the floods in Thailand, Seagate was able to ship more disk drives than expected during the quarter, since most of its operations were unaffected by the flooding. Strong demand and robust pricing for disk drives boosted the company’s profits.

Shares of San Francisco-based Wells Fargo climbed 23.9% from $27.56 to $34.14, adding 23¢ to the Fund’s NAV. The bank is reaping the rewards of prudent lending decisions made during the boom years, as it uses its healthy balance sheet to take market share from weakened competitors who are saddled with bad loans. Wells Fargo now originates 30% of all mortgages in America and will benefit enormously as the housing market recovers.

First Horizon, a Tennessee-based bank, added 22¢ to the NAV, as its stock came roaring back from a depressed level during a difficult period, climbing 29.8% from $8.00 to $10.38. The bank faced problems in the 2007-through-late 2011 time frame because of a poorly-timed expansion outside of Tennessee with construction loans, mortgages and home-equity lending; a high

PARNASSUS FUNDS	Quarterly Report • Q1 2012

percentage of these loans went bad. It appears that the losses from these loans have been contained and the bank has strengthened its balance sheet. The Fund was able to acquire its shares at bargain-basement prices, so our shareholders have benefited. We think the bank has strong earnings power, and the current management team has learned a lesson from its predecessors’ disastrous out-of-state forays, and is committed to building shareholder value.

Qualcomm, a provider of software and semiconductors used in cellular telephones, soared 24.4% during the quarter from $54.70 to $68.02 while contributing 21¢ to each fund share. The company is hitting on all cylinders, as it beat earnings expectations last quarter. Its licensing division is benefiting from the growth in smart phones and tablets, while its semiconductor division won a contract for the baseband chip for the Apple iPhone 4S.

Yours truly,

Jerome L. Dodson

Portfolio Manager

Parnassus Workplace Fund as of March 31, 2012 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • Q1 2012	PARNASSUS FUNDS

PARNASSUS FIXED-INCOME FUND

Ticker: PRFIX

As of March 31, 2012, the NAV of the Parnassus Fixed-Income Fund was $17.30. After taking dividends into account, the total return for the quarter was a loss of 0.86%. This compares to a gain of 0.08% for the Barclays Capital U.S. Government/Credit Bond Index (“Barclays Capital Index”) and a gain of 1.34% for the Lipper A-Rated Bond Fund Average, which represents the average return of all A-rated bond funds followed by Lipper (“Lipper average”).

Below is a table comparing the performance of the Fund with that of the Barclays Capital Index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. Both the subsidized and unsubsidized 30-day SEC yields for the Fund for March 2012 were 0.68%.

First Quarter Review

U.S. equity markets had one of their best first quarter returns of the past decade. Data on retail sales, employment and housing largely exceeded expectations, providing support to the view that U.S. economic growth is accelerating. The situation in Europe also appears to be stabilizing. The European Central Bank’s liquidity injections and a successful debt swap agreement in Greece eased investors’ fears of a potential European banking crisis.

Parnassus Fixed-Income Fund
Average Annual Total Returns (%)	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio
for periods ended March 31, 2012

Parnassus Fixed-Income Fund	6.12	6.87	5.67	5.75	0.81	0.75

Barclays Capital U.S. Government/Credit Bond Index	8.53	7.08	6.25	5.91	NA	NA

Lipper A-Rated Bond Fund Average	7.41	9.81	5.83	5.54	NA	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Barclays Capital U.S. Government/Credit Bond Index is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees, or taxes into account, but mutual fund returns do. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website, or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2012, Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.75% of net assets for the Parnassus Fixed-Income Fund. This limitation continues until May 1, 2013, and may be continued indefinitely by the investment adviser on a year-to-year basis.

As a result, stocks, corporate bonds and other riskier assets performed significantly better than safer securities, such as Treasury bonds. During the first quarter, interest rates moved higher, especially for long-dated Treasury bonds. The yield on the 10-year Treasury bond increased 33 basis points (one basis point equals 0.01%) to 2.21%, while the 30-year bond yield finished the first quarter up 44 basis points to 3.34%.

U.S. Treasuries were down 1.02% in the first quarter, with long-dated bonds suffering larger losses than short-dated bonds. Treasury bonds with a maturity greater than 20 years declined 6.61%, compared to a loss of only 0.11% for bonds with maturities between one and five years. In contrast, signs of strength in the economy boosted the returns for corporate bonds and commercial mortgage-backed securities (CMBS). During the first quarter, corporate bonds returned 2.08% and CMBS gained 3.46%.

During the first quarter, the Fund had a loss of 0.86% due to our large Treasury bond holdings. Our corporate bonds increased the NAV by 7¢, while our convertible bonds were flat. Unfortunately, this gain didn’t offset the loss from our Treasury bonds, which reduced the NAV by 20¢.

For the quarter, the Fund trailed the Barclays Capital Index by 94 basis points. As of the end of the first quarter, the Fund had a similar percentage of total net assets invested in Treasury bonds compared to the Barclays Capital Index. However,

PARNASSUS FUNDS	Quarterly Report • Q1 2012

the duration of our Treasury bonds was 7.3 years, which is longer than the duration of 5.6 years for the Treasury bond holdings of the index. This means that our Treasury bond prices were more sensitive to the changes in higher interest rates. Consequently, the Fund’s Treasury holdings suffered greater losses relative to the Barclays Capital Index.

The Fund lagged the Lipper average by 220 basis points in the first quarter, as our losses in U.S. Treasuries largely outweighed the gain from our corporate bonds. In addition, we underperformed the Lipper average because we didn’t participate in the rally in the CMBS market. I didn’t invest in CMBS during the quarter because I think that the current yields on CMBS don’t offer adequate compensation for risks. For now, I prefer to wait for more attractive potential returns.

Outlook and Strategy

While U.S. economic momentum was stronger than I anticipated in the first quarter, unusually warm weather in the U.S. may have distorted some of the early year data. According to the National Oceanic and Atmospheric Administration, average temperatures for December, January, and February were the fourth highest since national data were recorded in 1890. As a result, this unseasonably warm weather likely pulled certain spending and projects earlier into the year. This means that this shift might lead to softer economic activities in the coming quarters.

More importantly, there may be some early signs of slower growth ahead. In the last few weeks of the first quarter, economic data surprises have been less positive, with worrying signs in durable goods and other manufacturing data. In particular, three regional Federal Reserve Banks published much weaker than anticipated March manufacturing activity, with poor readings in the sub-index for new orders.

I think that the markets may have overreacted to the better data, which could end up being a temporary blip rather than an improving trend. In my opinion, the sustainability of the recent positive economic trend is questionable. There are still plenty of risk factors that could derail the current general positive sentiment. These include slowing economic growth in China, the ongoing European recession, corporate profit margins peaking, and numerous fiscal austerity measures holding back private spending.

For the rest of the year, I think that the most likely scenario is that U.S. economic growth will decelerate more than previously anticipated. In such a scenario, interest rates would likely move lower, which would benefit Treasury bonds. As of the end of the first quarter, the Fund’s composition remains similar compared to the end of 2011. U.S. Treasuries continue to be our largest holding, representing 56.3% of the Fund’s total net assets. The rest of the portfolio includes corporate bonds (29.8%), cash and short-term securities (12.5%), and convertible bonds (1.4%).

As always, I remain vigilant with regard to changes in the economic and financial outlook and will position the portfolio accordingly.

Thank you for your trust and investments in the Parnassus Fixed-Income Fund.

Yours truly,

Minh T. Bui

Portfolio Manager

Parnassus Fixed-Income Fund as of March 31, 2012 (percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Quarterly Report • Q1 2012	PARNASSUS FUNDS

Responsible Investing Notes

By Milton Moskowitz

Well, we have reached a new watershed in corporate social responsibility with the movement to reform working conditions at Chinese plants making iPods, iPhones and iPads for Apple. Foxconn, the Taiwanese-based contractor operating plants on China’s mainland, agreed to raise salaries and reduce overtime at its factories after a survey of 35,000 employees showed widespread violations of laws and regulations governing workplace practices. In some factories, employees were putting in more than 60 hours a week and working 11 days in a row. The survey was conducted by the Fair Labor Association, a monitoring group founded in 1999, and results were released simultaneously with the visit to China by Apple CEO Timothy Cook. The FLA has 34 corporate members including Parnassus holding Nike, the first company to post the names and addresses of all its contractors across the world.

Foxconn is the gorilla of overseas contracting. It employs 1.2 million workers in China, and it produces 40% of all the smart phones and computers sold in the world. The salary hike it announced in the last week of March will boost wages by 25% to $400 a month.

When activists first began targeting companies for inhumane conditions in overseas plants, the corporate response was: “Those are not our factories, they are locally owned. We merely contract with them.” That defense is no longer feasible. Companies are being held responsible for conditions in plants turning out their products.

The Wall Street Journal reported that these reforms are now sweeping across Asia. In Beijing, the capital of China, minimum wage has been set at $199 a month. Malaysia’s cabinet has approved the country’s first minimum wage law, expected to be in the range of $264 to $297 a month. These actions are being duplicated in other countries, from Thailand to Indonesia. Neal Black, CEO of menswear retailer Joseph A. Bank, explained to a Wall Street Journal reporter how it works: “The garment industry always moves around the developing world. It brings jobs, those people become skilled and then move on to products like electronics.”

Expanding this argument, James Temple, a columnist for the San Francisco Chronicle, recently reported that Cisco Systems is being sued by the Human Rights Law Foundation of Washington, D.C., for customizing its software to enable the Chinese government to monitor dissident groups such as the Falun Gong. The charge was vigorously denied by Cisco, which stated: “Cisco dose not operate networks in China or elsewhere, nor does Cisco customize our products in any way that would facilitate censorship or repression.”

Companies selected for investment by Parnassus portfolio managers continue to rack up kudos for their reputations and performances. One of Fortune’s most watched lists is “the world’s most admired companies.” This year the magazine asked 3,855 executives, directors and analysts to choose the “best of the best.” Of the 50 chosen companies, 15 are Parnassus holdings: Google, Procter & Gamble, The Walt Disney, American Express, Costco Wholesale, Nordstrom, JPMorgan Chase, Target, Nike, PepsiCo, Intel, eBay, Cisco Systems, Accenture, Wells Fargo…Still another important list is Top 50 Companies for Executive Women, complied by the National Association of Female Executives. Of the 50, 44 are publicly traded companies --- and seven of this group are Parnassus Holdings: Accenture, American Express, Cisco Systems, First Horizon, Intel, JPMorgan Chase and Procter & Gamble. At American Express, 63% of the workforce are female, and women make up 42% of the people in the top 10% income bracket.

Nordstrom, upscale specialty retailer whose sales escalated 15% last year, returned to Salt Lake City on March 22 with the opening of a 125,000 square foot store in City Creek Center. It’s the 117th full-line store it has in the U.S. Two nights before the opening, Nordstrom hosted more than 1,000 guests at a gala event that raised $82,500 for the Cystic Foundation, Utah Symphony and Utah Opera…Devon Energy, oil and natural gas producer, began moving into its new 50-story headquarters building in Oklahoma City on March 12. The skyscraper ranks as the tallest building in the state and will function as the anchor of a new downtown public area featuring a park, a pedestrian promenade lined with restaurants and shops, a plaza with shade trees and a serene reflecting pool. The Devon building is crowned by a sky-lit, six-story glass rotunda ringed by a series of balconies. Amenities offered in the building followed suggestions made by employees. Architect was the award-winning, New Haven-based Pickard Chilton.

Milton Moskowitz is the co-author of the Fortune magazine survey, “The 100 Best Companies to Work For,” and the co-originator of the annual Working Mother magazine survey, “The 100 Best Companies for Working Mothers.” Mr. Moskowitz serves as a consultant to Parnassus Investments in evaluating workplaces for potential investments by the Parnassus Workplace Fund. Neither Fortune magazine nor Working Mother magazine has any role in the management of the Funds, and there is no affiliation between Parnassus and either publication.

PARNASSUS FUNDS	Quarterly Report • Q1 2012

PARNASSUS FUND

Portfolio of Investments as of March 31, 2012 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

1,325,000	Finisar Corp.	26,698,750	20.15	6.5%
1,300,000	Ciena Corp.	21,047,000	16.19	5.1%
610,000	Wells Fargo & Co.	20,825,400	34.14	5.1%
725,000	Intel Corp.	20,379,750	28.11	5.0%
500,000	Adobe Systems Inc.	17,155,000	34.31	4.2%
350,000	Gilead Sciences Inc.	17,097,500	48.85	4.2%
250,000	QUALCOMM Inc.	17,005,000	68.02	4.1%
800,000	Cisco Systems Inc.	16,920,000	21.15	4.1%
1,900,000	PulteGroup Inc.	16,815,000	8.85	4.1%
525,000	Lowe's Cos., Inc.	16,474,500	31.38	4.0%
1,295,000	Applied Materials Inc.	16,109,800	12.44	3.9%
25,000	Google Inc.	16,031,000	641.24	3.9%
450,000	Walgreen Co.	15,070,500	33.49	3.7%
625,000	Toll Brothers Inc.	14,993,750	23.99	3.7%
975,000	DR Horton Inc.	14,790,750	15.17	3.6%
690,000	W&T Offshore Inc.	14,545,200	21.08	3.5%
950,000	Corning Inc.	13,376,000	14.08	3.3%
400,000	Insperity Inc.	12,256,000	30.64	3.0%
200,000	Target Corp.	11,654,000	58.27	2.8%
230,000	Verisk Analytics Inc.	10,803,100	46.97	2.6%
225,000	JPMorgan Chase & Co.	10,345,500	45.98	2.5%
210,000	Scripps Networks Interactive Inc.	10,224,900	48.69	2.5%
1,700,000	Brocade Communications Systems Inc.	9,775,000	5.75	2.4%
325,000	SEI Investments Co.	6,724,250	20.69	1.6%
150,000	The Walt Disney Co.	6,567,000	43.78	1.6%
100,000	Teleflex Inc.	6,115,000	61.15	1.5%
435,000	First Horizon National Corp.	4,515,300	10.38	1.1%
265,000	Staples Inc.	4,287,700	16.18	1.0%
600,000	Harmonic Inc.	3,282,000	5.47	0.8%
135,196	Tower Group Inc.	3,032,446	22.43	0.8%
52,500	Novartis AG (ADR)	2,909,025	55.41	0.7%
35,000	Capital One Financial Corp.	1,950,900	55.74	0.5%
100,000	Charles Schwab Corp.	1,437,000	14.37	0.4%
7,500	PepsiCo Inc.	497,625	66.35	0.1%
25,000	Quicksilver Resources Inc.	126,000	5.04	0.0%

	Total investment in equities	401,837,646		97.9%

	Total short-term securities	13,494,620		3.3%

	Other assets and liabilities	(4,978,224)		-1.2%

	Total net assets	410,354,042		100.0%

	Net asset value as of March 31, 2012	$41.41

Quarterly Report • Q1 2012	PARNASSUS FUNDS

PARNASSUS EQUITY INCOME FUND

Portfolio of Investments as of March 31, 2012 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

3,175,000	Procter & Gamble Co.	213,391,750	67.21	4.8%
5,869,738	Waste Management Inc.	205,206,040	34.96	4.6%
4,150,000	Gilead Sciences Inc.	202,727,500	48.85	4.6%
2,857,914	Teleflex Inc.	174,761,441	61.15	3.9%
250,000	Google Inc.	160,310,000	641.24	3.6%
10,500,000	Charles Schwab Corp.	150,885,000	14.37	3.4%
3,150,000	CVS Caremark Corp.	141,120,000	44.80	3.2%
7,225,100	Questar Corp.	139,155,426	19.26	3.1%
4,650,000	Sysco Corp.	138,849,000	29.86	3.1%
2,380,000	Target Corp.	138,682,600	58.27	3.1%
1,550,000	United Parcel Service Inc.	125,116,000	80.72	2.8%
295,000	MasterCard Inc.	124,059,300	420.54	2.8%
2,250,670	McCormick & Co.	122,503,968	54.43	2.8%
3,700,000	Paychex Inc.	114,663,000	30.99	2.6%
5,100,000	MDU Resources Group Inc.	114,189,000	22.39	2.6%
1,500,000	QUALCOMM Inc.	102,030,000	68.02	2.3%
2,000,000	Energen Corp.	98,300,000	49.15	2.2%
2,500,000	VeriSign Inc.	95,850,000	38.34	2.2%
4,600,000	SEI Investments Co.	95,174,000	20.69	2.1%
1,547,300	Abbott Laboratories	94,834,017	61.29	2.1%
7,500,000	Applied Materials Inc.	93,300,000	12.44	2.1%
1,815,000	Motorola Solutions Inc.	92,256,450	50.83	2.1%
3,107,128	Iron Mountain Inc.	89,485,287	28.80	2.0%
1,650,000	Valeant Pharmaceuticals International Inc.	88,588,500	53.69	2.0%
700,000	Praxair Inc.	80,248,000	114.64	1.8%
1,200,000	Gen-Probe Inc.	79,692,000	66.41	1.8%
1,400,000	Novartis AG (ADR)	77,574,000	55.41	1.8%
1,056,523	Compass Minerals International Inc.	75,794,960	71.74	1.7%
2,163,914	Walgreen Co.	72,469,480	33.49	1.6%
1,500,000	Northwest Natural Gas Co.	68,100,000	45.40	1.5%
2,033,696	Patterson Companies Inc.	67,925,447	33.40	1.5%
1,000,000	Accenture PLC	64,500,000	64.50	1.5%
1,000,000	Cooper Industries PLC	63,950,000	63.95	1.4%
954,394	PepsiCo Inc.	63,324,042	66.35	1.4%
1,077,884	Pentair Inc.	51,318,057	47.61	1.2%
1,131,000	WD-40 Co.	51,290,850	45.35	1.2%
1,275,000	AGL Resources Inc.	50,005,500	39.22	1.2%
1,570,000	Spectra Energy Corp.	49,533,500	31.55	1.2%
1,000,000	Verisk Analytics Inc.	46,970,000	46.97	1.1%
2,200,600	W&T Offshore Inc.	46,388,648	21.08	1.0%
400,000	Nike Inc.	43,376,000	108.44	1.0%

PARNASSUS FUNDS	Quarterly Report • Q1 2012

PARNASSUS EQUITY INCOME FUND

Portfolio of Investments as of March 31, 2012 (unaudited) (continued)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

1,500,000	Cisco Systems Inc.	31,725,000	21.15	0.7%
1,025,100	Shaw Communications Inc.	21,680,865	21.15	0.5%

	Total investment in equities	4,221,304,628		95.2%

	Total short-term securities	303,899,356		6.9%

	Other assets and liabilities	(92,483,019)		-2.1%

	Total net assets	4,432,720,965		100.0%

	Net asset value as of March 31, 2012
	Investor shares	$28.28
	Institutional shares	$28.34

Quarterly Report • Q1 2012	PARNASSUS FUNDS

PARNASSUS MID-CAP FUND

Portfolio of Investments as of March 31, 2012 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

95,000	Waste Management Inc.	3,321,200	34.96	4.6%
52,500	Teleflex Inc.	3,210,375	61.15	4.5%
240,000	First Horizon National Corp.	2,491,200	10.38	3.5%
80,000	Sysco Corp.	2,388,800	29.86	3.3%
77,500	Insperity Inc.	2,374,600	30.64	3.3%
120,000	Questar Corp.	2,311,200	19.26	3.2%
155,000	Charles Schwab Corp.	2,227,350	14.37	3.1%
107,500	SEI Investments Co.	2,224,175	20.69	3.1%
43,000	Motorola Solutions Inc.	2,185,690	50.83	3.0%
70,000	Paychex Inc.	2,169,300	30.99	3.0%
75,000	Iron Mountain Inc.	2,160,000	28.80	3.0%
59,115	Patterson Companies Inc.	1,974,441	33.40	2.7%
35,000	Valeant Pharmaceuticals International Inc.	1,879,150	53.69	2.6%
27,000	Fiserv Inc.	1,873,530	69.39	2.6%
28,500	Check Point Software Technologies Ltd.	1,819,440	63.84	2.5%
37,000	Pentair Inc.	1,761,570	47.61	2.4%
36,000	Scripps Networks Interactive Inc.	1,752,840	48.69	2.4%
45,000	VeriSign Inc.	1,725,300	38.34	2.4%
36,000	Verisk Analytics Inc.	1,690,920	46.97	2.3%
130,000	Applied Materials Inc.	1,617,200	12.44	2.2%
41,000	AGL Resources Inc.	1,608,020	39.22	2.2%
28,500	McCormick & Co.	1,551,255	54.43	2.2%
35,000	Equifax Inc.	1,549,100	44.26	2.2%
23,300	Gen-Probe Inc.	1,547,353	66.41	2.1%
31,000	Energen Corp.	1,523,650	49.15	2.1%
40,000	Noble Corp.	1,498,800	37.47	2.0%
48,500	Synopsys Inc.	1,487,010	30.66	2.0%
20,900	Teradata Corp.	1,424,335	68.15	2.0%
33,300	Plains Exploration & Production Co.	1,420,245	42.65	2.0%
40,000	Adobe Systems Inc.	1,372,400	34.31	1.9%
21,000	Ecolab Inc.	1,296,120	61.72	1.8%
17,000	Compass Minerals International Inc.	1,219,580	71.74	1.7%
57,500	Symantec Corp.	1,075,250	18.70	1.5%
50,000	Shaw Communications Inc.	1,057,500	21.15	1.5%
16,500	Cooper Industries PLC	1,055,175	63.95	1.5%
16,500	Capital One Financial Corp.	919,710	55.74	1.3%
41,000	MDU Resources Group Inc.	917,990	22.39	1.3%
18,900	DENTSPLY International Inc.	758,457	40.13	1.1%
5,500	Pioneer Natural Resources Co.	613,745	111.59	0.9%
20,800	Ultra Petroleum Corp.	470,704	22.63	0.7%
7,500	Nordstrom Inc.	417,900	55.72	0.6%

	Total investment in equities	67,942,580		94.3%

	Total short-term securities	4,975,582		6.9%

	Other assets and liabilities	(902,984)		-1.2%

	Total net assets	72,015,178		100.0%

	Net asset value as of March 31, 2012	$19.88

PARNASSUS FUNDS	Quarterly Report • Q1 2012

PARNASSUS SMALL-CAP FUND

Portfolio of Investments as of March 31, 2012 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

2,125,000	Finisar Corp.	42,818,750	20.15	5.9%
3,100,000	First Horizon National Corp.	32,178,000	10.38	4.4%
650,000	EZchip Semiconductor Ltd.	28,164,500	43.33	3.8%
1,200,000	VCA Antech Inc.	27,852,000	23.21	3.8%
900,000	Insperity Inc.	27,576,000	30.64	3.8%
2,990,000	PulteGroup Inc.	26,461,500	8.85	3.6%
1,625,000	Ciena Corp.	26,308,750	16.19	3.6%
4,400,000	Harmonic Inc.	24,068,000	5.47	3.3%
3,300,000	PMC-Sierra Inc.	23,859,000	7.23	3.3%
4,100,000	Brocade Communications Systems Inc.	23,575,000	5.75	3.2%
1,275,000	Pinnacle Financial Partners Inc.	23,396,250	18.35	3.2%
1,400,000	First American Financial Corp.	23,282,000	16.63	3.2%
380,000	Teleflex Inc.	23,237,000	61.15	3.2%
725,000	Hanesbrands Inc.	21,416,500	29.54	2.9%
1,325,000	Calgon Carbon Corp.	20,683,250	15.61	2.8%
1,060,000	Questar Corp.	20,415,600	19.26	2.8%
550,000	Arbitron Inc.	20,339,000	36.98	2.8%
2,115,000	Ceragon Networks Ltd.	20,071,350	9.49	2.7%
950,000	W&T Offshore Inc.	20,026,000	21.08	2.7%
1,200,000	Mentor Graphics Corp.	17,832,000	14.86	2.4%
475,000	Energy XXI (Bermuda) Ltd.	17,152,250	36.11	2.3%
1,350,000	ClickSoftware Technologies Ltd.	17,118,000	12.68	2.3%
650,000	Toll Brothers Inc.	15,593,500	23.99	2.1%
675,000	Tower Group Inc.	15,140,250	22.43	2.1%
480,000	Genomic Health Inc.	14,692,800	30.61	2.0%
650,000	SEI Investments Co.	13,448,500	20.69	1.9%
300,000	AGL Resources Inc.	11,766,000	39.22	1.7%
110,000	Bio-Rad Laboratories Inc.	11,405,900	103.69	1.6%
540,000	Websense Inc.	11,388,600	21.09	1.6%
470,000	Furiex Pharmaceuticals Inc.	11,106,100	23.63	1.5%
2,000,000	Artio Global Investors Inc.	9,540,000	4.77	1.3%
1,770,000	Quicksilver Resources Inc.	8,920,800	5.04	1.2%
2,110,000	DragonWave Inc.	8,355,600	3.96	1.1%
200,000	VeriSign Inc.	7,668,000	38.34	1.0%
400,000	LHC Group Inc.	7,412,000	18.53	1.0%
100,000	Compass Minerals International Inc.	7,174,000	71.74	1.0%
125,000	Sirona Dental Systems Inc.	6,442,500	51.54	0.9%
85,000	WD-40 Co.	3,854,750	45.35	0.5%

	Total investment in equities	691,740,000		94.5%

	Total short-term securities	39,276,891		5.4%

	Other assets and liabilities	840,701		0.1%

	Total net assets	731,857,592		100.0%

	Net asset value as of March 31, 2012	$23.49

Quarterly Report • Q1 2012	PARNASSUS FUNDS

PARNASSUS WORKPLACE FUND

Portfolio of Investments as of March 31, 2012 (unaudited)

Shares	Equities	Market Value ($)	Per Share	Percent of Net Assets

400,000	Walgreen Co.	13,396,000	33.49	5.5%
350,000	Wells Fargo & Co.	11,949,000	34.14	4.9%
900,000	Applied Materials Inc.	11,196,000	12.44	4.6%
375,000	Intel Corp.	10,541,250	28.11	4.3%
1,000,000	First Horizon National Corp.	10,380,000	10.38	4.2%
725,000	Corning Inc.	10,208,000	14.08	4.2%
150,000	QUALCOMM Inc.	10,203,000	68.02	4.2%
175,000	Target Corp.	10,197,250	58.27	4.1%
475,000	SEI Investments Co.	9,827,750	20.69	4.0%
200,000	Gilead Sciences Inc.	9,770,000	48.85	4.0%
15,000	Google Inc.	9,618,600	641.24	3.9%
450,000	Cisco Systems Inc.	9,517,500	21.15	3.9%
265,000	Adobe Systems Inc.	9,092,150	34.31	3.7%
180,000	Scripps Networks Interactive Inc.	8,764,200	48.69	3.6%
1,500,000	Brocade Communications Systems Inc.	8,625,000	5.75	3.5%
68,198	Bio-Rad Laboratories Inc.	7,071,451	103.69	2.9%
180,000	eBay Inc.	6,640,200	36.89	2.7%
190,000	Lowe's Cos., Inc.	5,962,200	31.38	2.4%
100,000	Capital One Financial Corp.	5,574,000	55.74	2.2%
170,000	Simpson Manufacturing Co., Inc.	5,482,500	32.25	2.2%
165,000	Insperity Inc.	5,055,600	30.64	2.0%
110,000	The Walt Disney Co.	4,815,800	43.78	2.0%
210,000	MDU Resources Group Inc.	4,701,900	22.39	1.9%
65,000	Devon Energy Corp.	4,622,800	71.12	1.9%
120,000	Paychex Inc.	3,718,800	30.99	1.5%
65,000	Novartis AG (ADR)	3,601,650	55.41	1.5%
250,000	Charles Schwab Corp.	3,592,500	14.37	1.4%
50,000	Accenture PLC	3,225,000	64.50	1.3%
100,000	Seagate Technology	2,695,000	26.95	1.1%
125,000	Symantec Corp.	2,337,500	18.70	1.0%
20,000	Costco Wholesale Corp.	1,816,000	90.80	0.7%
10,000	3M Co.	892,100	89.21	0.4%
10,000	PepsiCo Inc.	663,500	66.35	0.3%
10,000	American Express Co.	578,600	57.86	0.2%
30,000	Pinnacle Financial Partners Inc.	550,500	18.35	0.2%
5,000	Broadridge Financial Solutions Inc.	119,550	23.91	0.0%

	Total investment in equities	227,002,851		92.4%

	Total short-term securities	15,714,403		6.4%

	Other assets and liabilities	3,068,321		1.2%

	Total net assets	245,785,575		100.0%

	Net asset value as of March 31, 2012	$22.64

PARNASSUS FUNDS	Quarterly Report • Q1 2012

PARNASSUS FIXED-INCOME FUND

Portfolio of Investments as of March 31, 2012 (unaudited)

Principal Amount ($)	Convertible Bonds	Market Value ($)	Per Share	Percent of Net Assets

2,000,000	NII Holdings Inc. 3.13%, due 06/15/2012	2,002,500	100.13	0.9%
1,000,000	Hologic Inc. 2.00%, due 12/15/2037	993,750	99.38	0.5%

	Total investment in convertible bonds	2,996,250		1.4%

Principal Amount ($)	Corporate Bonds	Market Value ($)	Per Share	Percent of Net Assets

3,500,000	TJX Cos., Inc. 4.20%, due 08/15/2015	3,820,149	109.15	1.8%
3,000,000	Waste Management Inc. 6.38%, due 03/11/2015	3,425,403	114.18	1.6%
3,000,000	Praxair Inc. 4.50%, due 08/15/2019	3,397,305	113.24	1.6%
3,000,000	Genentech Inc. 4.75%, due 07/15/2015	3,349,143	111.64	1.6%
3,000,000	Applied Materials Inc. 4.30%, due 06/15/2021	3,264,003	108.80	1.5%
2,800,000	Cisco Systems Inc. 5.50%, due 02/22/2016	3,249,436	116.05	1.5%
3,000,000	Genzyme Corp. 3.63%, due 06/15/2015	3,242,622	108.09	1.5%
3,000,000	CVS Caremark Corp. 4.13%, due 05/15/2021	3,223,188	107.44	1.5%
3,000,000	Lowe's Cos., Inc. 3.80%, due 11/15/2021	3,182,592	106.09	1.5%
2,500,000	Praxair Inc. 4.38%, due 03/31/2014	2,679,705	107.19	1.3%
2,000,000	Waste Management Inc. 7.13%, due 12/15/2017	2,368,900	118.45	1.1%
2,000,000	Burlington Northern Santa Fe Corp. 5.65%, due 05/01/2017	2,327,286	116.36	1.1%
2,000,000	Intuit Inc. 5.75%, due 03/15/2017	2,293,462	114.67	1.1%
2,000,000	AGL Capital Corp. 5.25%, due 08/15/2019	2,264,488	113.22	1.1%
2,000,000	Burlington Northern Santa Fe Corp. 4.70%, due 10/01/2019	2,236,850	111.84	1.1%
2,000,000	CR Bard Inc. 4.40%, due 01/15/2021	2,219,872	110.99	1.0%
2,000,000	Procter & Gamble Co. 4.95%, due 08/15/2014	2,208,476	110.42	1.0%
2,000,000	International Business Machines Corp. 6.50%, due 10/15/2013	2,179,248	108.96	1.0%

Quarterly Report • Q1 2012	PARNASSUS FUNDS

PARNASSUS FIXED-INCOME FUND

Portfolio of Investments as of March 31, 2012 (unaudited) (continued)

Principal Amount ($)	Corporate Bonds	Market Value ($)	Per Share	Percent of Net Assets

2,000,000	Charles Schwab Corp. 4.95%, due 06/01/2014	2,169,226	108.46	1.0%
2,000,000	Gilead Sciences Inc. 4.50%, due 04/01/2021	2,118,604	105.93	1.0%
2,000,000	Adobe Systems Inc. 3.25%, due 02/01/2015	2,113,184	105.66	1.0%
2,000,000	Fiserv Inc. 3.13%, due 10/01/2015	2,064,846	103.24	1.0%
1,653,140	Southwest Air 07-1 Trust 6.15%, due 08/01/2022	1,876,314	113.50	0.9%
1,493,000	Target Corp. 5.13%, due 01/15/2013	1,545,313	103.50	0.7%
500,000	Procter & Gamble Co. 3.50%, due 02/15/2015	536,581	107.32	0.3%

	Total investment in corporate bonds	63,356,196		29.8%

Principal Amount ($)	U.S. Government Treasury Bonds	Market Value ($)	Per Share	Percent of Net Assets

6,000,000	U.S. Treasury 4.38%, due 05/15/2040	7,210,314	120.17	3.4%
6,000,000	U.S. Treasury 3.75%, due 08/15/2041	6,486,564	108.11	3.0%
6,000,000	U.S. Treasury 2.63%, due 06/30/2014	6,298,128	104.97	3.0%
6,000,000	U.S. Treasury 2.38%, due 09/30/2014	6,285,468	104.76	3.0%
6,000,000	U.S. Treasury 1.88%, due 06/30/2015	6,245,154	104.09	2.9%
6,000,000	U.S. Treasury 3.50%, due 02/15/2039	6,233,436	103.89	2.9%
6,000,000	U.S. Treasury 2.13%, due 08/15/2021	5,995,782	99.93	2.8%
6,000,000	U.S. Treasury 3.13%, due 11/15/2041	5,755,314	95.92	2.7%
5,000,000	U.S. Treasury 3.63%, due 02/15/2020	5,671,875	113.44	2.7%
5,000,000	U.S. Treasury 3.50%, due 05/15/2020	5,624,220	112.48	2.6%
5,000,000	U.S. Treasury 2.75%, due 02/15/2019	5,386,330	107.73	2.5%
5,000,000	U.S. Treasury 2.00%, due 11/30/2013	5,138,865	102.78	2.4%
4,500,000	U.S. Treasury 3.13%, due 09/30/2013	4,689,666	104.21	2.2%
4,000,000	U.S. Treasury 3.75%, due 11/15/2018	4,574,688	114.37	2.2%
4,500,000	U.S. Treasury 1.13%, due 06/15/2013	4,546,584	101.04	2.1%
4,000,000	U.S. Treasury 3.38%, due 11/15/2019	4,465,624	111.64	2.1%
4,000,000	U.S. Treasury 2.75%, due 05/31/2017	4,330,624	108.27	2.0%
4,000,000	U.S. Treasury 1.75%, due 04/15/2013	4,062,500	101.56	1.9%
3,500,000	U.S. Treasury 2.50%, due 06/30/2017	3,744,181	106.98	1.8%
3,000,000	U.S. Treasury 2.50%, due 04/30/2015	3,177,186	105.91	1.5%
3,000,000	U.S. Treasury 2.13%, due 05/31/2015	3,144,609	104.82	1.5%
2,467,560	U.S. Treasury (TIPS) 1.88%, due 07/15/2013	2,597,107	105.25	1.2%
2,163,300	U.S. Treasury (TIPS) 1.75%, due 01/15/2028	2,579,904	119.26	1.2%
2,000,000	U.S. Treasury 3.63%, due 08/15/2019	2,269,844	113.49	1.1%

PARNASSUS FUNDS	Quarterly Report • Q1 2012

PARNASSUS FIXED-INCOME FUND

Portfolio of Investments as of March 31, 2012 (unaudited) (continued)

Principal Amount ($)	U.S. Government Treasury Bonds	Market Value ($)	Per Share	Percent of Net Assets

1,081,650	U.S. Treasury (TIPS) 1.63%, due 01/15/2018	1,243,053	114.92	0.6%
1,000,000	U.S. Treasury 1.50%, due 07/31/2016	1,026,016	102.60	0.5%
1,000,000	U.S. Treasury 1.50%, due 07/15/2012	1,003,945	100.39	0.5%

	Total investment in U.S. government treasury bonds	119,786,981		56.3%

	Total long-term investments	186,139,427		87.5%

	Total short-term securities	25,286,550		11.9%

	Other assets and liabilities	1,285,518		0.6%

	Total net assets	212,711,495		100.0%

	Net asset value as of March 31, 2012	$17.30

Quarterly Report • Q1 2012	PARNASSUS FUNDS

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